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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 13, 2002
                                                         ------------------


                               EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)


           New York                      0-18539               16-1332767
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 (State or Other Jurisdiction          Commission            (I.R.S. Employer
      of Incorporation)                File Number)       Identification Number)


14-16 North Main Street, Angola, New York                           14006
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(Address of Principal Executive Offices)                          (Zip Code)


 Registrant's telephone number, including area code   (716) 549-1000
                                                      --------------------------













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ITEM 5.     OTHER EVENTS

            Evans Bancorp, Inc. is filing herewith a press release issued on February 13, 2002 which is included herein. This press release was issued to announce expansion plans for new eighth branch location.

ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS

            The following exhibit is included herein:

            99.1     February 13, 2002 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVANS BANCORP, INC.

                                    By: /s/James Tilley
                                       -----------------------------------------
                                           James Tilley, President and CEO


February 13, 2002